                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                -------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 11, 2000

                          Commission File No. 333-70663

--------------------------------------------------------------------------------

                              Spinrocket.com, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                                        06-1529524
-------------------------------                    ----------------------------
 (State or other jurisdiction                           (I.R.S. Employer
incorporation or organization)                         Identification No.)


               29 West 57th Street, 9th Floor, New York, NY 10019
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

          Registrant's telephone number, including area code: (212) 583-0300



           --------------------------------------------------------------
           (Former name or former address, if changed since last report.)

Item 5.     Other Events.

            On September 11, 2000, the Company filed an Amendment to its Certificate of Incorporation pursuant to which the name of the Company was changed from "Spinrocket.com, Inc." to "ConnectivCorp."

            The Company hereby incorporates by reference herein the matters announced in the Company's press release dated August 23, 2000 (such press release is filed as Exhibit 99.1 hereto).


Item 7.      Financial Statements and Exhibits.

      (c) Exhibits. The following documents are being filed herewith by the Company as exhibits to this Current Report on Form 8-K:

             3.1 Certificate of Amendment to the Certificate of Incorporation of Spinrocket.com, Inc. dated September 11, 2000

             99.1  Press release of the Company dated August 23, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 13, 2000

                                  SPINROCKET.COM, INC.


                                  By: /s/ Robert Miller
                                      --------------------------
                                      President and
                                      Chief Executive Officer
                                     (Principal Executive Officer)

EXHIBIT NO.     EXHIBITS

3.1 Certificate of Amendment to the Certificate of Incorporation of Spinrocket.com, Inc. dated September 11, 2000

99.1            Press release of the Company dated August 23, 2000.